                                                        SEMI-ANNUAL REPORT TO
                                                  SHAREHOLDERS FOR THE PERIOD
                                                          ENDED APRIL 30,1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk

[LOGO]
KEMPER
TOTAL RETURN FUND

             "...One key to our success was consistent month-by-
                 month performance... Throughout the period,
               our stock selection decisions were on track, and
             our aggressive, disciplined approach to selling and
               buying stocks translated into steady gains. ..."



                                                           [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDUSTRY SECTORS
8
LARGEST HOLDINGS
9
PORTFOLIO OF
INVESTMENTS
16
FINANCIAL STATEMENTS
18
NOTES TO
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
24
SHAREHOLDERS' MEETING


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         14.22%
CLASS B                                         13.60%
CLASS C                                         13.72%
LIPPER BALANCED FUNDS CATEGORY AVERAGE*         11.46%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF      AS OF
                                   4/30/98    10/31/97
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS A                              $11.05     $11.34
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS B                              $11.03     $11.33
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
CLASS C                              $11.05     $11.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER TOTAL RETURN FUND
 RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY*

                 CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
1-YEAR     #118 of 365 funds      #170 of 365 funds      #160 of 365 funds
--------------------------------------------------------------------------------
5-YEAR     #71 of 123 funds             N/A                     N/A
--------------------------------------------------------------------------------
10-YEAR     #14 of 52 funds             N/A                     N/A
--------------------------------------------------------------------------------
15-YEAR     #21 of 29 funds             N/A                     N/A
--------------------------------------------------------------------------------
20-YEAR      #6 of 27 funds             N/A                     N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE PERIOD, KEMPER TOTAL RETURN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                 CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND  $0.1625   $0.1103   $0.1135
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN     $  0.52   $  0.52   $  0.52
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN     $  1.03   $  1.03   $  1.03
--------------------------------------------------------------------------------


TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar's Style Box is based on a portfolio date as of April 30, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

PRICE-TO-EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price, within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

     As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

     Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

     While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

     On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

     Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

     Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

     U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

     Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

     Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

     Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                    NOW (5/31/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)                5.65            5.81            6.49            6.91
PRIME RATE(2)                           8.5             8.5             8.5             8.25
INFLATION RATE(3)*                      1.5             1.89            2.23            2.89
THE U.S. DOLLAR(4)                      6.86           10.26            5.52            9.15
CAPITAL GOODS ORDERS(5)*                9.28           10.28            7.16            3.48
INDUSTRIAL PRODUCTION(5)*               3.85            5.76            4.28            3.79
EMPLOYMENT GROWTH(6)                    2.61            2.8             2.5             2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

     In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

     Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

     As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

     Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

GARY A. LANGBAUM HAS BEEN WITH SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO A VICE PRESIDENT AND LEAD PORTFOLIO MANAGER OF KEMPER TOTAL RETURN FUND. LANGBAUM IS A CHARTERED FINANCIAL ANALYST WITH 26 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT. HE RECEIVED HIS BACHELOR'S DEGREE AND COMPLETED HIS MASTER'S OF BUSINESS ADMINISTRATION COURSEWORK FROM THE UNIVERSITY OF MARYLAND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE PERIOD FROM OCTOBER 31, 1997 THROUGH APRIL 30, 1998, THE
EQUITY MARKET PERFORMED STRONGLY BUT CONTINUED TO EXPERIENCE TURBULENCE. LEAD PORTFOLIO MANAGER GARY LANGBAUM DISCUSSES HOW A DISCIPLINED APPROACH ALLOWED HIM TO STEER THROUGH MARKET CLIMATE AND NAVIGATE THE FUND TO RETURNS THAT OUTDISTANCED ITS PEER GROUP AVERAGE.

Q     GARY, BEFORE YOU DISCUSS THE FUND'S PERFORMANCE DURING THE SEMIANNUAL
PERIOD, COULD YOU COMMENT ON MARKET CONDITIONS?

A     We've seen a great stock market during the past six months. For the period ending April 30, 1998, the Standard & Poor's 500 Index rose 22.50 percent. The Russell 1000 Growth Index, a large company growth stock benchmark, gained 23.07 percent. Larger-cap stocks turned in stronger performance than small-cap issues. Sticking close to home paid off as well -- domestic markets fared far better than international ones. Despite these significant gains, the U.S. equity market was not without volatility. Turbulence in Asia took its toll on global markets, as did fears of Federal Reserve Board tightening, and there were many ups and downs. Investors who held tight reaped the returns, however.

Q     HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A     The fund performed very well. For the six-month period ending April 30,
1998, the fund's total return for Class A shares (unadjusted for any sales charge) was 14.22 percent. This gain compared very favorably to our peers, the Lipper Balanced Fund category. We surpassed the category average return of 11.46 percent.

      One key to our success was consistent month-by-month performance. We had six successive up months. Throughout the period, our stock selection decisions were on track, and our aggressive, disciplined approach to selling and buying stocks translated into steady gains. As a result, we saw the fund's equity stake perform in line with the market.

Q     THE FUND TAKES A BALANCED APPROACH, INVESTING IN BOTH STOCKS AND BONDS.
HOW DID THIS IMPACT RETURNS?

A     The fund's overall returns were tempered by its fixed-income stake, totaling about 35 percent of assets. During the six-month period, bond markets were decent, but not overly robust. The bond portion of the portfolio certainly contributed to returns, although not at the same brisk pace that we saw from our equity holdings (about 65 percent of assets). However, within the bond allocation, we struck a good balance between quality, stability and income. By keeping the lion's share of bond assets in Treasuries and agencies, we maintained quality and relative stability; and by favoring high-yield corporate bonds over their high-grade counterparts, we received higher yields and better price performance.

Q     COULD YOU ELABORATE ON YOUR STOCK SELECTION DISCIPLINE?

A     We've been able to turn in consistent performance as a result of our growth at a reasonable price (GARP) strategy, which leads to aggressive trading based on stock price movements. By combining a disciplined approach with a commitment to strong fundamentals, we have been able to take advantage of the opportunities presented by the market. We hone in on stocks with suitable price-to-earnings and

PERFORMANCE UPDATE

earnings growth potential, and purchase them when they are undervalued relative to our perception of their true merits. Then, in order to help us avoid the whipsaw of the market, we adhere to a strict sell discipline as stocks approach and reach their target prices.

      For instance, going into the semiannual period, the market had just taken a wallop from problems in Asia which knocked the wind out of many stocks, particularly technology. At that point, we had 15 percent of the portfolio in technology. As these stocks' prices came down, more attractive valuations began to emerge. We took advantage of those opportunities, and raised our technology stake to about 18 percent in the next months. Early in 1998, the market began to return to technology and stock prices rose. We sold into this strength, and pared down our technology stake to about 13 percent by the end of the first quarter.

      We saw many of our technology holdings bolster gains, including Cadence Design Systems and Cisco Systems. However, not all was positive in tech land, and some of our positions underperformed, such as Intel and Sun Microsystems.

Q     WHAT OTHER FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A     Our financial exposure contributed to performance. Because of attractive valuations, we have favored financial stocks. In fact, our exposure to the financial sector reached a high of more than 20 percent during the preceding six months. The market supported our belief that financial stocks would benefit from economic conditions as well as from further consolidation within the sector. We benefited from owning many of the names that participated in the flurry of consolidation and had a stake in other financial names that moved with the rising tide of merger activity.

      We also benefited from an increased weighting in telecommunications utilities. Our penchant for consumer cyclicals helped, too. We saw auto-parts suppliers and media (Time Warner, Clear Channel Communications) contribute to gains. The fund's low weightings in consumer nondurable and energy sectors -- due to our valuation parameters -- proved positive, but we did have several positions that hurt performance including Kimberly Clark, Sara Lee and Schlumberger.

Q     WHAT DIDN'T WORK OUT AS WELL AS YOU WOULD HAVE LIKED?

A Although the fund's lineup included some strong performers from the health care sector, including ALZA and Merck, the rich valuations of health care stocks kept many of the other leading companies beyond our reach.We saw lackluster performance from our energy stocks. We think the sector is showing improvement now, but during the semiannual period, it was a drag on returns. Transportation, a small portion of the portfolio, suffered as concerns about the railroad industry dampened returns. Our gaming stocks (MGM, Mirage), didn't turn in the gains that we would have hoped for; but with new facilities opening by year-end, we remain optimistic. We have added to our positions during this period of weakness.

Q     THE FUND HAS TRADITIONALLY MAINTAINED LOW INTERNATIONAL EXPOSURE. IS THAT
STILL THE CASE?

A     Yes. In keeping with our investment expertise and shareholder expectations, we are staying true to the fund's domestic, large-cap focus. When it comes to domestic stocks, our investment team has a deep knowledge base and demonstrated research capabilities. As long as we can find attractive valuations and fundamentals in domestic companies, we don't plan to frequently cast our nets overseas. However, the combination of Zurich Kemper Investments, Inc. and Scudder, Stevens & Clark, Inc. to form Scudder Kemper Investments has added to our international research expertise and we have found some good opportunities in Europe. We have taken positions in American depository receipts for Alcatel (a French telecommunications firm), and Imperial Chemical (a United Kingdom based chemical manufacturer). We feel that Europe presents some intriguing possibilities -- the markets are in the early stages of recovery. We're steering clear of Asia, because the problems there are not yet over.

Q     IS YOUR CURRENT OUTLOOK ON THE MARKET STILL POSITIVE?

A     Very much so. Although we won't likely see the rapid gains of the first quarter continuing throughout 1998, I believe that the markets can continue to grow at a healthy rate. Many positive factors are in place. We have moderate, sustainable economic growth and low inflation. Corporate profits are increasing modestly as consolidations continue. The bond market is giving investors a high real rate of return, and the economies of Europe continue to improve. I believe that we still could see another 10 percent return for the equity market in 1998, thus achieving our prior forecast of another 20 percent appreciation, for the fourth consecutive year. I also continue to believe that the Dow may top 10,000 before year-end.

      Volatility will continue, and investors need to be prepared for periods of choppy market climes. Investors should realize that future market conditions cannot be predicted with certainty and there is no assurance that a particular economic outlook will come to pass. Shareholders need to maintain a long-term focus, and not get scared out of funds due to short-term market activity.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON OF THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND

The graph below provides a look at how the composition of the equity portion of the portfolio has changed in the last six-months, by presenting the fund's sectors represented on April 30, 1998, and on October 31 1997.

                        [EQUITY BAR GRAPH]

                           KEMPER TOTAL RETURN      KEMPER TOTAL RETURN
                               ON 4/30/98               ON 10/31/97
CONSUMER NON-DURABLES             21.5%                    22.0%

FINANCE                           18.6%                    20.6%

TECHNOLOGY                        15.7%                    15.8%

HEALTH CARE                       11.3%                     9.9%

CAPITAL GOODS                     10.4%                     8.8%

ENERGY                             8.1%                     9.1%

UTILITIES                          6.2%                     5.7%

CONSUMER DURABLES                  3.9%                     4.4%

BASIC INDUSTRIES                   2.5%                     1.9%

TRANSPORTATION                     1.8%                     1.8%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*, THE BENCHMARK FOR THE EQUITY PORTION OF THE FUND

The equity portion of Kemper Total Return Fund can be compared to the Russell 1000 Growth index as a benchmark. The graph below shows the percentage of the common stocks in the portfolio that each sector of the Kemper Total Return Fund represented on April 30, 1998, compared to the industry sectors of the Russell 1000 Growth Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                           KEMPER TOTAL RETURN    RUSSELL 1000 GROWTH INDEX
                               ON 4/30/98               ON 4/30/98
CONSUMER NON-DURABLES             21.5%                    30.5%

FINANCE                           18.6%                     6.9%

TECHNOLOGY                        15.7%                    24.6%

HEALTH CARE                       11.3%                    20.9%

CAPITAL GOODS                     10.4%                     9.6%

ENERGY                             8.1%                     2.3%

UTILITIES                          6.2%                     1.8%

CONSUMER DURABLES                  3.9%                     0.6%

BASIC INDUSTRIES                   2.5%                     2.6%

TRANSPORTATION                     1.8%                     0.1%

* THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.
                                                                               7

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

Representing 9.8 percent of the fund's total common stock holdings on April 30, 1998

-------------------------------------------------------------------------------------------------------
                       HOLDINGS                                                                 PERCENT
-------------------------------------------------------------------------------------------------------

1.          GENERAL ELECTRIC CO.            Operates in major businesses including power           3.2%
                                            generators, appliances, lighting, plastics, medical
                                            systems, aircraft engines, financial services and
                                            broadcasting.
-------------------------------------------------------------------------------------------------------

2.          INTERNATIONAL BUSINESS MACHINES A manufacturer of data processing equipment            1.9%
            CORP.                           and systems.
-------------------------------------------------------------------------------------------------------

3.          AMERICAN GENERAL CORP.          One of the nation's largest consumer financial         1.7%
                                            services organizations. It is a leading provider of
                                            retirement annuities, consumer loans, and life
                                            insurance.
-------------------------------------------------------------------------------------------------------

4.          MERCK & CO.                     A leading research-driven pharmaceutical products      1.5%
                                            and services company that discovers, develops,
                                            manufactures and markets a broad range of products
                                            designed to improve human and animal health.
-------------------------------------------------------------------------------------------------------

5.          BRISTOL-MYERS                   A diversified manufacturer of health and personal      1.5%
            SQUIBB CO.                      care products worldwide.
-------------------------------------------------------------------------------------------------------

THE FUND'S LARGEST CORPORATE BOND HOLDINGS*

Representing 15.6 percent of the fund's total long-term bond holdings on April 30, 1998


-------------------------------------------------------------------------------------------------------
                       HOLDINGS                                                                 PERCENT
-------------------------------------------------------------------------------------------------------

1.          COMCAST                         Operates, develops and manages cable communication     4.8%
                                            systems. The company is also prominent in the
                                            cellular telephone industry in the Mid-Atlantic
                                            region.
-------------------------------------------------------------------------------------------------------

2.          TELEWEST COMMUNICATIONS, PLC    Owns and operates 16 cable franchises and has          3.1%
                                            minority interests in seven others.
-------------------------------------------------------------------------------------------------------

3.          TENET HEALTHCARE                Provides a broad range of health care services via     2.7%
                                            acute care hospitals and related businesses.
-------------------------------------------------------------------------------------------------------

4.          PATHMARK STORES                 An established grocery store chain based primarily     2.6%
                                            on the east coast.
-------------------------------------------------------------------------------------------------------

5.          DELCO REMY INTERNATIONAL        One of the largest manufacturers of automotive         2.4%
                                            batteries and other auto parts.
-------------------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------
           GOVERNMENT OBLIGATIONS                                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY BONDS                      10.75%, 2003                                 $   20,945      $   25,405
                                             10.75%, 2005                                     50,060          64,710
                                             10.375%, 2009                                    24,405          30,323
                                             9.125%, 2009                                     21,610          25,162
                                             12.75%, 2010                                     18,535          26,247
                                             13.875%, 2011                                    87,765         132,402
                                             12.00%, 2013                                      8,200          12,019
                                             10.625%, 2015                                   102,660         153,701
                                             8.75%, 2020                                      14,000          18,605
                                             6.50%, 2026                                      13,010          13,848
                                             6.00%, 2026                                       5,110           5,096
                                             6.625%, 2027                                      8,650           9,366
                                             6.375%, 2027                                      7,400           7,793
                                             6.125%, 2027                                     44,040          45,086
                                             ---------------------------------------------------------------------------
                                                                                                             569,763
------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY NOTES
                                             8.75%, 2000                                       4,300           4,586
                                             6.375%, 2000                                      4,500           4,556
                                             7.75%, 2001                                      77,500          81,702
                                             6.625%, 2002                                     16,550          17,101
                                             5.50%, 2003                                      30,000          29,799
                                             7.25%, 2004                                       8,000           8,624
                                             5.875%, 2004                                        700             707
                                             7.50%, 2005                                       1,650           1,812
                                             6.625%, 2007                                      1,725           1,829
                                             6.125%, 2007                                      8,900           9,142
                                             5.50%, 2008                                       6,795           6,705
                                             ---------------------------------------------------------------------------
                                                                                                             166,563
------------------------------------------------------------------------------------------------------------------------
    PROVINCE OF QUEBEC, CANADA
                                             8.625%, 2005                                      8,250           9,270
                                             ---------------------------------------------------------------------------
                                             TOTAL GOVERNMENT OBLIGATIONS--21.1%
                                             (Cost: $732,896)                                                745,596
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS                                                                   NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
    BASIC INDUSTRIES--1.6%
                                             Georgia-Pacific Corp.                           125,000 shs.      9,649
                                             Imperial Chemical Industries, PLC, ADR          225,000          16,355
                                             PPG Industries                                  310,000          21,913
                                             Weyerhaeuser Co.                                150,000           8,644
                                             ---------------------------------------------------------------------------
                                                                                                              56,561
------------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--6.8%
                                             Allied Signal                                   510,000          22,344
                                             Emerson Electric Co.                            350,200          22,282
                                             General Electric Co.                            866,000          73,718
                                             General Motors Corp. - Class H                  465,000          25,691
                                             Parker Hannifin Corp.                           440,000          19,635
                                             Raytheon Co.
                                              Class A                                        126,540           6,983
                                              Class B                                        375,000          21,258
                                             Sundstrand Corp.                                369,800          25,539
                                          (a)USA Waste Services                              240,500          11,800
                                             U.S. Industries                                 390,800          10,601
                                             ---------------------------------------------------------------------------
                                                                                                             239,851

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--8.8%              (a)CBS Corp.                                       719,000      $   25,614
                                             CVS Corp.                                       257,300          18,976
                                             Carnival Corp.                                  180,000          12,521
                                             Clear Channel Communications                    156,600          14,760
                                          (a)Consolidated Stores Corp.                       549,850          21,994
                                             Dollar General Corp.                            511,375          19,368
                                          (a)Federated Department Stores                     550,000          27,053
                                             J.C. Penney Co.                                 380,000          27,004
                                             May Department Stores Co.                       401,900          24,792
                                             Omnicom Group                                   400,000          18,950
                                          (a)Proffit's, Inc.                                 600,000          23,850
                                             R.R. Donnelley & Sons Co.                       559,000          24,631
                                             Time Warner, Inc.                               300,000          23,550
                                          (a)Univision Communications, Inc.                  788,800          30,221
                                             ---------------------------------------------------------------------------
                                                                                                             313,284
------------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES--2.6%                  Federal-Mogul Corp.                             270,000          17,466
                                             Goodyear Tire & Rubber Co.                      212,500          14,875
                                          (a)Lear Corp.                                      229,300          12,282
                                             Leggett & Platt, Inc.                           434,600          22,572
                                             Stanley Works                                   459,100          23,500
                                             ---------------------------------------------------------------------------
                                                                                                              90,695
------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--5.1%                   Colgate-Palmolive Co.                           100,000           8,969
                                          (a)Costco Companies, Inc.                          230,000          12,851
                                             Gillette Co.                                    145,000          16,738
                                             H.J. Heinz Co.                                  300,000          16,350
                                             International Flavors & Fragrances              300,000          14,681
                                             Kimberly-Clark Corp.                            450,000          22,838
                                          (a)MGM Grand                                       417,100          14,077
                                             Mirage Resorts                                  675,000          14,892
                                             Newell Co.                                      522,200          25,229
                                             Procter & Gamble Co.                            269,800          22,174
                                             Sara Lee Corp.                                  230,000          13,699
                                             ---------------------------------------------------------------------------
                                                                                                             182,498
------------------------------------------------------------------------------------------------------------------------
    ENERGY--5.3%                             Atlantic Richfield Co.                          225,000          17,550
                                             Baker Hughes, Inc.                              300,000          12,150
                                             Chevron Corp.                                   150,000          12,403
                                             Enron Corp.                                     400,000          19,675
                                             Exxon Corp.                                     436,800          31,859
                                             Mobil Corp.                                     214,000          16,906
                                             Royal Dutch Petroleum                           380,000          21,494
                                             Schlumberger, Ltd.                              200,000          16,575
                                             Texaco                                          300,000          18,450
                                             Unocal Corp.                                    495,000          20,264
                                             ---------------------------------------------------------------------------
                                                                                                             187,326
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES     VALUE
------------------------------------------------------------------------------------------------------------------------
    FINANCE--12.1%                           Allstate Corp.                                  240,000      $   23,100
                                             American Express Co.                            150,000          15,300
                                             American General Corp.                          600,000          39,975
                                             American International Group, Inc.              150,000          19,734
                                             AmSouth Bancorporation                          225,000          14,034
                                             BankAmerica Corp.                               125,000          10,625
                                             Beneficial Corp.                                235,000          30,638
                                             CIGNA Corp.                                     139,400          28,847
                                             Federal National Mortgage Association           375,000          22,453
                                             First Chicago NBD Corp.                         335,000          31,113
                                             First Union Corp.                               214,950          12,978
                                             Fleet Financial Group, Inc.                     157,200          13,578
                                             H.F. Ahmanson & Co.                             125,000           9,531
                                             Jefferson-Pilot Corp.                           535,500          31,427
                                             KeyCorp                                         324,600          12,883
                                             Merrill Lynch & Co.                             160,000          14,040
                                             Morgan Stanley, Dean Witter, Discover & Co.     160,000          12,620
                                             NationsBank                                     210,000          15,908
                                             Torchmark Corp.                                 500,000          22,281
                                             Travelers Group                                 297,499          18,203
                                             Washington Mutual, Inc.                         243,800          17,081
                                             Wells Fargo & Co.                                35,000          12,898
                                             ---------------------------------------------------------------------------
                                                                                                             429,247
------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--7.4%                        ALZA Corp.                                      575,000          27,564
                                             Abbott Laboratories                             325,000          23,766
                                             American Home Products Corp.                    345,000          32,128
                                             Baxter International, Inc.                      450,000          24,947
                                             Bristol-Myers Squibb Co.                        320,000          33,880
                                          (a)First Health Group Corp.                        303,900          17,930
                                          (a)HEALTHSOUTH Corp.                               764,600          23,081
                                             Merck & Co.                                     294,500          35,487
                                             Schering-Plough Corp.                           200,000          16,025
                                          (a)Tenet Healthcare Corp.                          400,000          14,975
                                          (a)Wellpoint Health Networks                       157,000          11,324
                                             ---------------------------------------------------------------------------
                                                                                                             261,107
------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--10.1%                        Applied Materials                               325,000          11,741
                                             Alcatel Alsthom, ADR                            300,000          10,875
                                          (a)Cadence Design Systems                          570,000          20,698
                                          (a)Cimlinc, Inc., convertible preferred             37,716             141
                                          (a)Cisco Systems                                   320,000          23,440
                                             Computer Associates International               278,000          16,280
                                             Computer Sciences Corp.                         320,000          16,880
                                          (a)Gartner Group                                   526,300          17,434
                                             Harris Corp.                                    431,200          20,859
                                             Hewlett-Packard Co.                             285,000          21,464
                                             Intel Corp.                                     350,000          28,284
                                             International Business Machines Corp.           375,000          43,453
                                             Linear Technology Corp.                         192,000          15,456
                                             Motorola                                        300,000          16,688
                                             Parametric Technology Corp.                     420,000          13,427
                                             Pitney Bowes, Inc.                              270,000          12,960
                                          (a)Solectron Corp.                                 300,000          13,294
                                          (a)Sterling Commerce, Inc.                         386,600          16,455
                                          (a)Sun Microsystems                                725,000          29,861
                                          (a)Teradyne, Inc.                                  250,000           9,125
                                             ---------------------------------------------------------------------------
                                                                                                             358,815

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--1.2%                     CSX Corp.                                       410,000      $   21,525
                                             Canadian Pacific, Ltd.                          675,000          19,870
                                             ---------------------------------------------------------------------------
                                                                                                              41,395
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--4.0%                          AT&T                                            360,000          21,623
                                             Ameritech Corp.                                 660,000          28,091
                                          (a)AirTouch Communications                         375,000          19,922
                                             BellSouth Corp.                                 225,000          14,442
                                             SBC Communications, Inc.                        690,000          28,592
                                          (a)WorldCom, Inc.                                  715,600          30,614
                                             ---------------------------------------------------------------------------
                                                                                                             143,284
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--65.0%
                                             (Cost: $1,763,615)                                            2,304,063
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------
    ASSET BACKED SECURITIES--.1%             Pacific Gas & Electric,
                                              6.42%, 2008                                 $    1,600           1,619
                                             Southern California Edison Co.
                                              6.22%, 2004                                        500             503
                                              6.28%, 2005                                        250             252
                                             ---------------------------------------------------------------------------
                                                                                                               2,374
------------------------------------------------------------------------------------------------------------------------
    BASIC INDUSTRIES--.5%                    Case Corp., 6.75%, 2007                           2,500           2,544
                                             Euramax International, 11.25%, 2006               8,400           9,177
                                             MMI Products, Inc., 11.25%, 2007                  1,600           1,764
                                             Stone Container Corp., 12.58%, 2016               3,500           3,850
                                             Stone Container Finance Corp.,
                                              11.50%, 2006                                     2,500           2,725
                                             ---------------------------------------------------------------------------
                                                                                                              20,060
------------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--.4%                       Neenah Corp., 11.125%, 2007                       4,000           4,410
                                             Nortek, 9.875%, 2004                              5,220           5,377
                                             Raytheon Co., 6.75%, 2007                         3,100           3,164
                                             ---------------------------------------------------------------------------
                                                                                                              12,951

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--5.5%                 AFC Enterprises, Inc., 10.25%, 2007          $    2,840      $    3,017
                                             AMF Group
                                          (b)  12.25%, 2006                                    1,041             843
                                             10.875%, 2006                                     3,500           3,850
                                             Big Flower Press, Inc., 8.875%, 2007              9,500           9,666
                                             CSC Holdings, 9.25%, 2005                         8,200           8,672
                                             Cable & Wireless Communications,
                                               6.625%, 2005                                    1,300           1,305
                                             Cinemark USA, Inc., 9.625%, 2008                  7,000           7,315
                                             Cole National Group, 9.875%, 2006                 3,360           3,629
                                             Comcast Cable Communications,
                                               8.50%, 2027                                     1,400           1,631
                                             Comcast Corp., 9.375%, 2005                       8,500           9,052
                                          (b)Comcast UK Cable Partners, Ltd.,
                                               11.20%, 2007                                   13,120          10,693
                                             Dayton Hudson Corp., 7.50%, 2006                  2,400           2,559
                                             Delco Remy International, 10.625%, 2006          10,000          10,900
                                          (b)Diamond Cable Communications, PLC
                                               11.75%, 2005                                    1,660           1,324
                                               10.75%, 2007                                    4,840           3,412
                                             Federated Department Stores,
                                               10.00%, 2001                                    8,150           8,936
                                             Frontiervision, 11.00%, 2006                      5,000           5,550
                                             General Electric Co.
                                               8.75%, 2007                                     4,350           5,079
                                               8.625%, 2008                                    2,350           2,727
                                             Granite Broadcasting Corp., 9.375%, 2005          5,640           5,781
                                             K-III Communications Corp., 8.50%, 2006           4,250           4,314
                                             Kinder-Care Learning Centers,
                                               9.50%, 2009                                     8,500           8,521
                                             News American Holdings,
                                               9.25%, 2013                                     1,950           2,345
                                             Pathmark Stores, Inc., 9.625%, 2003              11,400          11,514
                                             Rogers Cantel Mobile, Inc., 8.80%, 2007           7,900           7,821
                                             Royal Caribbean Cruises, Ltd.,
                                               8.25%, 2005                                     4,250           4,587
                                             Sinclair Broadcasting Group, Inc.,
                                               8.75%, 2007                                     3,890           3,973
                                             Tele-Communications, Inc., 9.80%, 2012            5,950           7,465
                                          (b)TeleWest Communications, PLC,
                                               11.00%, 2007                                   17,250          13,929
                                             Time Warner, Inc.
                                               9.125%, 2013                                    2,075           2,492
                                               9.15%, 2023                                     2,325           2,873
                                             Viacom, Inc., 8.00%, 2006                         9,475           9,593
                                             Windy Hill Pet Food Company, Inc.,
                                               9.75%, 2007                                     3,320           3,486
                                             WorldCom, Inc.
                                               7.75%, 2007                                     1,050           1,133
                                               7.75%, 2027                                     3,425           3,796
                                             ---------------------------------------------------------------------------
                                                                                                             193,783
------------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES--.6%                   American Radio Systems, 9.00%, 2006               5,740           6,056
                                             Del Webb Corp., 9.75%, 2008                       8,400           8,694
                                             WestPoint Stevens, 9.375%, 2005                   5,100           5,431
                                             ---------------------------------------------------------------------------
                                                                                                              20,181

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                                AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--.3%                    Nabisco, Inc., 6.375%, 2035                  $    3,900      $    3,795
                                             Riverwood International, 10.25%, 2006             8,350           8,642
                                             ---------------------------------------------------------------------------
                                                                                                              12,437
------------------------------------------------------------------------------------------------------------------------
    ENERGY--.6%                              Benton Oil & Gas Co., 11.625%, 2003               1,750           1,877
                                             Clark Refining, 8.875%, 2007                      4,000           4,050
                                             Dailey International Inc., 9.50%, 2008            3,000           3,000
                                             Espirito Santos Centrais Electricas S.A.,
                                               10.00%, 2007                                    4,000           3,830
                                             GTE North Inc., 6.90%, 2008                       2,500           2,596
                                             Gulf Canada Resources, Ltd., 9.25%, 2004          7,000           7,333
                                             ---------------------------------------------------------------------------
                                                                                                              22,686
------------------------------------------------------------------------------------------------------------------------
    FINANCE--2.1%                            AB Spintab, 7.50%, 2049                           4,100           4,245
                                             ABN AMRO Bank, 8.25%, 2009                        4,250           4,605
                                             Abbey National, PLC, 6.69%, 2005                  3,700           3,765
                                             Aegon, N.V., 8.00%, 2006                          4,000           4,392
                                             Banco Central Hispano Americano
                                               7.50%, 2005                                     4,000           4,204
                                               7.70%, 2006                                     1,000           1,067
                                             Crestar Financial Corp., 8.25%, 2002              2,400           2,571
                                             Den Danske Bank, 7.40%, 2010                      4,150           4,360
                                             Empress River Casino Finance,
                                               10.75%, 2002                                    2,000           2,150
                                             FINOVA Capital Corp., 6.50%, 2002                 2,950           2,969
                                             Fleet Financial Group, Inc.
                                               8.125%, 2004                                      525             570
                                               8.625, 2007                                     3,325           3,791
                                             Ford Motor Credit Corp., 7.75%, 2005              2,400           2,573
                                             Lehman Brothers Holdings
                                               7.25%, 2003                                     1,250           1,298
                                               7.375%, 2007                                    4,000           4,207
                                             Morgan Stanley Group, 6.875%, 2007                3,750           3,855
                                             NationsBank Corp., 9.50%, 2004                    2,400           2,779
                                             Repsol International Finance, 7.00%,
                                               2005                                            5,000           5,177
                                             Scotland International Finance Co.,
                                               8.80%, 2004                                     1,350           1,504
                                             Skandinaviska Enskilda Banken,
                                               6.625%, 2049                                    6,000           6,025
                                             Svenska Handelsbanken, 7.125%, 2049               3,175           3,232
                                             Wells Fargo & Co., 6.875%, 2006                   3,750           3,864
                                             ---------------------------------------------------------------------------
                                                                                                              73,203
------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--.7%                         Magellan Health Services, 9.00%, 2008            10,000          10,025
                                          (b)Paragon Health Networks, 10.50%, 2007            6,000           3,960
                                             Tenet Healthcare Corp.
                                               10.125%, 2005                                   6,420           7,110
                                               8.625% 2007                                     5,000           5,113
                                             ---------------------------------------------------------------------------
                                                                                                              26,208

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--.5%                      Continental Airlines
                                               7.75%, 2014                                $    1,898      $    2,015
                                               6.90%, 2018                                     1,850           1,854
                                             Hayes Wheels International, Inc.,
                                               11.00%, 2006                                    8,000           9,020
                                             Norfork Southern Corp., 7.350%, 2007              3,100           3,302
                                             ---------------------------------------------------------------------------
                                                                                                              16,191
------------------------------------------------------------------------------------------------------------------------
    UTILITIES--1.4%                       (b)Call-Net Enterprises, Inc.,
                                               13.25%, 2004                                    6,350           5,969
                                             Commonwealth Edison
                                               7.375%, 2004                                    3,800           3,944
                                               7.00%, 2005                                     1,250           1,288
                                             Hyder, PLC, 6.875%, 2007                          2,800           2,852
                                          (b)International CableTel, Inc.
                                               12.75%, 2005                                    1,670           1,440
                                               11.50%, 2006                                   11,330           9,206
                                          (b)McLeod, Inc., 10.50%, 2007                       11,700           8,775
                                          (b)Nextel Communications, 9.95%, 2008               14,150           9,091
                                             U.S. West Cap Funding, Inc., 7.90%, 2027          3,750           4,267
                                             Yorkshire Power, 6.496%, 2008                     2,125           2,104
                                             ---------------------------------------------------------------------------
                                                                                                              48,936
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS--12.7%
                                             (Cost: $435,906)                                                449,010
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yield--5.55% to 5.56%
    INSTRUMENTS--1.3%                        Due--May 1998
                                             (Cost: $45,024)                                  45,100          45,024
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--100.1%
                                             (Cost: $2,977,441)                                            3,543,693
                                             ---------------------------------------------------------------------------
                                             LIABILITIES, LESS OTHER ASSETS--(.1)%                            (4,470)
                                             ---------------------------------------------------------------------------
                                             NET ASSETS--100%                                             $3,539,223
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

Based on the cost of investments of $2,977,441,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $582,209,000, the gross unrealized depreciation was $15,957,000 and the net unrealized appreciation on investments was $566,252,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,977,441)                                              $3,543,693
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   6,187
--------------------------------------------------------------------------
  Fund shares sold                                                     546
--------------------------------------------------------------------------
  Dividends and interest                                            28,918
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,579,344
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                         627
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                             33,751
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,706
--------------------------------------------------------------------------
  Management fee                                                     1,573
--------------------------------------------------------------------------
  Distribution services fee                                            699
--------------------------------------------------------------------------
  Administrative services fee                                          690
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               939
--------------------------------------------------------------------------
  Trustees' fees                                                       136
--------------------------------------------------------------------------
    Total liabilities                                               40,121
--------------------------------------------------------------------------
NET ASSETS                                                      $3,539,223
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,765,300
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     198,947
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         566,252
--------------------------------------------------------------------------
Undistributed net investment income                                  8,724
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,539,223
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,430,288 / 219,939 shares outstanding)                         $11.05
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $11.72
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,072,680 / 97,252 shares outstanding)                          $11.03
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($23,521 / 2,129 shares outstanding)                              $11.05
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($12,734 / 1,153 shares outstanding)                              $11.04
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $ 48,893
------------------------------------------------------------------------
  Dividends                                                       13,261
------------------------------------------------------------------------
    Total investment income                                       62,154
------------------------------------------------------------------------
Expenses:
  Management fee                                                   9,024
------------------------------------------------------------------------
  Distribution services fee                                        4,284
------------------------------------------------------------------------
  Administrative services fee                                      3,936
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           4,726
------------------------------------------------------------------------
  Professional fees                                                   31
------------------------------------------------------------------------
  Reports to shareholders                                            543
------------------------------------------------------------------------
  Trustees' fees and other                                           108
------------------------------------------------------------------------
    Total expenses                                                22,652
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             39,502
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                      196,500
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           208,499
------------------------------------------------------------------------
Net gain on investments                                          404,999
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $444,501
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED            YEAR ENDED
                                                                APRIL 30, 1998       OCTOBER 31,
                                                                 (UNAUDITED)            1997
------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------
  Net investment income                                           $   39,502             82,022
------------------------------------------------------------------------------------------------
  Net realized gain                                                  196,500            438,347
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              208,499             17,097
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 444,501            537,466
------------------------------------------------------------------------------------------------
Net equalization charges                                                (795)            (1,348)
------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (43,612)           (81,608)
------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               (439,382)          (395,023)
------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (482,994)          (476,631)
------------------------------------------------------------------------------------------------
Net increase from capital share transactions                         337,128            161,098
------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         297,840            220,585
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------

Beginning of period                                                3,241,383          3,020,798
------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$8,724 and $13,629, respectively)                                 $3,539,223          3,241,383
------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1    DESCRIPTION OF THE
     FUND Kemper Total Return Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $9,024,000 for the six months ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                           COMMISSIONS
                                                                         COMMISSIONS      ALLOWED BY KDI
                                                                       RETAINED BY KDI       TO FIRMS
                                                                       ---------------    --------------
                             Six months ended April 30, 1998              $119,000          1,658,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                   DISTRIBUTION FEES       COMMISSIONS AND
                                                                       AND CDSC         DISTRIBUTION FEES PAID
                                                                    RECEIVED BY KDI        BY KDI TO FIRMS
                                                                   -----------------    ----------------------
                             Six months ended April 30, 1998           $4,930,000             2,020,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                       ASF PAID BY KDI
                                                                 ASF PAID BY     ----------------------------
                                                               THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                               ---------------   ------------   -------------
                             Six months ended April 30, 1998     $3,936,000       4,002,000        11,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $3,781,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,349,652

                             Proceeds from sales                       1,358,218

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS           The following table summarizes the activity in
                            capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                                  APRIL 30, 1998                    OCTOBER 31, 1997
                                                              -----------------------           ------------------------
                                                              SHARES         AMOUNT             SHARES          AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                 8,952       $  93,445            15,216       $  167,389
                                       ---------------------------------------------------------------------------------
                                        Class B                 7,010          76,322            13,404          147,504
                                       ---------------------------------------------------------------------------------
                                        Class C                   572           6,154               748            8,218
                                       ---------------------------------------------------------------------------------
                                        Class I                   143           1,567               422            4,707
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                29,551         296,003            28,102          284,189
                                       ---------------------------------------------------------------------------------
                                        Class B                15,482         154,638            16,342          164,518
                                       ---------------------------------------------------------------------------------
                                        Class C                   258           2,588               177            1,792
                                       ---------------------------------------------------------------------------------
                                        Class I                   184           1,835               180            1,820
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (17,880)       (192,266)          (35,349)        (386,500)
                                       ---------------------------------------------------------------------------------
                                        Class B                (9,236)        (97,900)          (20,367)        (222,852)
                                       ---------------------------------------------------------------------------------
                                        Class C                  (242)         (2,622)             (365)          (4,008)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (250)         (2,636)             (509)          (5,679)
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                15,946         174,764             9,946          109,458
                                       ---------------------------------------------------------------------------------
                                        Class B               (15,971)       (174,764)           (9,963)        (109,458)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 337,128                         $  161,098
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------
                                                              CLASS A
                                           ----------------------------------------------
                                           SIX MONTHS
                                             ENDED         YEAR ENDED OCTOBER 31,
                                           APRIL 30,    -----------------------------
                                              1998      1997    1996    1995    1994
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.34     11.28   10.60    9.10   11.23
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .15       .31     .28     .29     .19
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.27      1.57    1.24    1.46   (1.01)
-----------------------------------------------------------------------------------------
Total from investment operations               1.42      1.88    1.52    1.75    (.82)
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .16       .33     .34     .25     .23
-----------------------------------------------------------------------------------------
  Distribution from net realized gain          1.55      1.49     .50      --    1.08
-----------------------------------------------------------------------------------------
Total dividends                                1.71      1.82     .84     .25    1.31
-----------------------------------------------------------------------------------------
Net asset value, end of period               $11.05     11.34   11.28   10.60    9.10
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 14.22%    18.95   15.34   19.46   (7.92)
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                       1.01%     1.01    1.05    1.12    1.13
-----------------------------------------------------------------------------------------
Net investment income                          2.66%     2.92    2.76    3.00    2.34
-----------------------------------------------------------------------------------------

                                           ------------------------------------------------
                                                               CLASS B
                                           ------------------------------------------------
                                           SIX MONTHS                             MAY 31
                                             ENDED     YEAR ENDED OCTOBER 31,       TO
                                           APRIL 30,   ----------------------   OCTOBER 31,
                                              1998     1997     1996    1995       1994
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.33     11.27   10.59    9.09       9.24
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .09       .22     .19     .20        .06
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.27      1.55    1.23    1.46       (.16)
-------------------------------------------------------------------------------------------
Total from investment operations               1.36      1.77    1.42    1.66       (.10)
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .11       .22     .24     .16        .05
-------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.55      1.49     .50      --         --
-------------------------------------------------------------------------------------------
Total dividends                                1.66      1.71     .74     .16        .05
-------------------------------------------------------------------------------------------
Net asset value, end of period               $11.03     11.33   11.27   10.59       9.09
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 13.60%    17.86   14.28   18.42      (1.06)
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       1.97%     1.95    1.99    2.05       2.03
-------------------------------------------------------------------------------------------
Net investment income                          1.70%     1.98    1.82    2.07       1.57
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ------------------------------------------------
                                                                     CLASS C
                                                 ------------------------------------------------
                                                 SIX MONTHS                             MAY 31
                                                   ENDED      YEAR ENDED OCTOBER 31,      TO
                                                 APRIL 30,    ----------------------  OCTOBER 31,
                                                    1998      1997    1996    1995       1994
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.34     11.28   10.61    9.09       9.24
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .10       .22     .20     .21        .06
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            1.27      1.56    1.22    1.48       (.16)
-------------------------------------------------------------------------------------------------
Total from investment operations                     1.37      1.78    1.42    1.69       (.10)
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .11       .23     .25     .17        .05
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain                1.55      1.49     .50      --         --
-------------------------------------------------------------------------------------------------
Total dividends                                      1.66      1.72     .75     .17        .05
-------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.05     11.34   11.28   10.61       9.09
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       13.72%    17.92   14.31   18.76      (1.05)
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                             1.89%     1.90    1.89    1.86       2.00
-------------------------------------------------------------------------------------------------
Net investment income                                1.78%     2.03    1.92    2.26       1.60
-------------------------------------------------------------------------------------------------

                                                 ---------------------------------------------------
                                                                       CLASS I
                                                 ---------------------------------------------------
                                                 SIX MONTHS                                 JULY 3
                                                   ENDED      YEAR ENDED OCTOBER 31,      TO OCTOBER
                                                 APRIL 30,    ----------------------          31,
                                                    1998      1997             1996          1995
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.33     11.27            10.61        10.07
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .17       .36              .32          .10
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                   1.27      1.55             1.23          .52
-----------------------------------------------------------------------------------------------------
Total from investment operations                     1.44      1.91             1.55          .62
-----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .18       .36              .39          .08
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                1.55      1.49              .50           --
-----------------------------------------------------------------------------------------------------
Total dividends                                      1.73      1.85              .89          .08
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.04     11.33            11.27        10.61
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       14.42%    19.40            15.64         6.21
-----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------
Expenses                                              .67%      .71              .72          .61
-----------------------------------------------------------------------------------------------------
Net investment income                                3.00%     3.22             3.09         2.97
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                   YEAR ENDED OCTOBER 31,
                                                  APRIL 30,    -------------------------------------------------
                                                     1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)        $3,539,223   3,241,383   3,020,798   2,926,542   2,864,322
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   74%        122          85         142         121
----------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended April 30, 1998 and the years ended October 31, 1997 and 1996 were $.0579, $.0578 and $.0580, respectively.
----------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Total Return Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                              For       Withheld

   David W. Belin         155,194,036   2,934,162
   Lewis A. Burnham       155,322,545   2,805,652
   Donald L. Dunaway      155,284,621   2,843,577
   Robert B. Hoffman      155,307,190   2,821,008
   Donald R. Jones        155,239,674   2,888,524
   Shirley D. Peterson    155,221,444   2,906,754
   Daniel Pierce          155,174,802   2,953,396
   William P. Sommers     155,321,474   2,806,724
   Edmond D. Villani      155,150,472   2,977,725

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                          For            Against         Abstain
                        153,031,828      1,277,601       3,818,769

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                          For            Against        Abstain
                        146,396,096      3,109,061       5,736,408

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                          For            Against        Abstain
                        145,101,505      7,093,529      10,926,392

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                          For            Against        Abstain
   Class B               47,125,442      1,203,959       2,225,635
   Class C                  803,931            195          25,758

NOTES

NOTES

                                                                           NOTES

TRUSTEES&OFFICERS

TRUSTEES                        OFFICERS

DANIEL PIERCE                   MARK CASADY            STEVEN H. REYNOLDS
Chairman and Trustee            President              Vice President

DAVID W. BELIN                  PHILIP J. COLLORA      LINDA J. WONDRACK
Trustee                         Vice President and     Vice President
                                Secretary
LEWIS A. BURNHAM                                       MAUREEN E. KANE
Trustee                         JOHN R. HEBBLE         Assistant Secretary
                                Treasurer
DONALD L. DUNAWAY                                      CAROLINE PEARSON
Trustee                         JERALD K. HARTMAN      Assistant Secretary
                                Vice President
ROBERT B. HOFFMAN                                      ELIZABETH C. WERTH
Trustee                         GARY A. LANGBAUM       Assistant Secretary
                                Vice President
DONALD R. JONES
Trustee                         THOMAS W. LITTAUER
                                Vice President
SHIRLEY D. PETERSON
Trustee                         ANN M. MCCREARY
                                Vice President
WILLIAM P. SOMMERS
Trustee                         KATHRYN L. QUIRK
                                Vice President
EDMOND D. VILLANI
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                     KEMPER SERVICE COMPANY
SERVICE AGENT                   P.O. Box 419557
                                Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                   INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                  801 Pennsylvania
                                Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KTRF - 3 (6/98) 1048320